Collegiate Funding Services ABS Investor Presentation March 2005 Confidential Exhibit 99.1

Forward Looking Statements Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. For a discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, and implied by, the following forward-looking statements, please refer to our filings with the SEC, in particular, the "Risk Factors" sections thereof.

Company Overview

Large, fast-growing addressable market CFS: A Vertically Integrated Education Finance Company Strong long-term organic growth rate (~ 9% per year) Over $66 billion of federal and private loan originations annually Originations of $4+ billion annually Unique access to student market via online college newspapers and affinity relationships Flexibility to respond to growth opportunities CFS Direct-to-consumer expertise Portfolio of $4.7 billion Nominal credit and interest rate risk and no "gain on sale" Increasing recurring revenue stream as % of total revenue High quality earnings stream and balance sheet Servicing portfolio of $10+ billion of long-term assets Highest Moody's servicer quality rating of SQ1 Department of Education EP status Net claims reject rate among the lowest in the industry Long-term customer relationships Scalable servicing platform creates opportunities Consumer-oriented education finance company, well-positioned to achieve rapid growth

CFS Update Completed IPO in July 2004 Current market cap of $518 million ~ $28.6 million of net income for FYE 12/31/04 Strong ownership and independent board representation CFS-SunTech 1st student loan servicer to receive Moody's SQ1 rating 2nd student loan servicer to receive EP status from DOE Net claim reject rates among the lowest in the industry Servicer data warehouse established in Nov 2004 Warehouse line of credit Increased to $1 billion in Nov 2004 and matures in July 2005 Priced 4th public ABS term transaction backed by FFELP consolidation loans ($1.4 Bn) Offered as all LIBOR floating rate notes out of a discrete trust Includes a Aa1/A+/AA+ rated subordinate tranche Rated by Moody's, S&P and Fitch

COLLEGIATE FUNDING SERVICES

Origination Channels


Origination Channels
Direct-to-Consumer
Affinity Relationships
Internet
Financial Aid Offices

- **CFS Direct-to-consumer expertise**
  - Annual originations of $4+ billion
  - High level of customer satisfaction
  - Flexibility to respond to growth opportunities (e.g. private loans)
  - ~ $417 million in private loans originated in fiscal 2004
    - Represents ~ 17% of FMD direct-to-consumer channel
- **Affinity Relationships– Distinct Competitive Advantage**
  - Market leader with 1,000+ school and affinity partnerships
  - Superior response rate
  - Ability to reach graduating students before competitors

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Strong Balance Sheet

Interest Income & Servicing Fees & Income before Pfd Stock Dividends have steadily increased in each of the past 6 quarters 2002 2003 2004 Net Int. Income 0 22 62.9 Servicing Fees 0 9.1 12.9 $ in Millions 1 $30 $75 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Interest income & servicing fees Inc. bfr pfd div.

Market Share Top Consolidation Loan Lenders Top Consolidation Loan Lenders Top Consolidation Loan Lenders Top Consolidation Loan Lenders Lender Amount of New Guarantees (in MM) Ranking Sallie Mae $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 1 Collegiate Funding Services $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 2 Nelnet $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 3 CLC $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 4 Goal Financial $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 5 Citibank Student Loan $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 6 Brazos Group $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 7 AELMAC/Southwest $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 8 Education lending Group $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 9 SunTrust Bank $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 10 Top 10 Total $10,718 $3,967 $2,973 $1,974 $1,690 $1,601 $1,562 $1,536 $1,275 $747 $28,043 Source: Dept of Education FY 2004 information adjusted based on CFS company records

Impact of Reauthorization to CFS Expected Implementation in Fall 2006

Servicing: CFS-SunTech

CFS-SunTech: Key Facts Recognized for strong servicer quality First Moody's SQ1 rated servicer in student loan business Second to receive EP recognition Established in 1990 Based in Jackson, Mississippi Spun out of MHEAC* operations Acquired by CFS in April 2003 7th largest servicer of FFELP student loans $10.9B managed (12/31/04) $0.3B private loans managed (12/31/04) Over 430k customers Low defaults » de minimis net claim rejects Expertise servicing consolidation loans 95-96% of portfolio Clean 3rd party audits Top servicers of FFELP loans (as of 12/31/03) Top servicers of FFELP loans (as of 12/31/03) Top servicers of FFELP loans (as of 12/31/03) Servicer Principal ($B) Market Share Sallie Mae $87.9 41.1% Nelnet 18.8 8.8% AES/PHEAA 16.9 7.9% ACS (fka AFSA) 15.7 7.3% Great Lakes 15.6 7.3% Citibank 14.2 6.7% SunTech 8.7 4.1% Wells Fargo 6.7 3.1% Top 8 $146.4 85.8% Source: 2004 SLSA servicing volume survey, as of 12/31/03 * Mississippi Higher Education Assistance Corp. Grew by ~23% to $10.9 billion in loans serviced in the last 12 months

Moody's Servicer Quality (SQ) Rating and Exceptional Performer Designation Moody's SQ1 Rating (Strongest) "Strong servicing ability" Collection management Default management (default aversion or pre-claims assistance) Claims management and cures "Above average servicing stability" Financial stability Compliance and oversight Systems and Reporting Business Strength DOE Exceptional Performer designation for servicing FFELP loans Must meet overall compliance performance of ^ 97% Converting FFELP loans to repayment Collecting delinquent loans Filing timely claims with the guaranty agency CFS-SunTech and its lenders receive 100% reimbursement on all claims submitted for insurance up through May 31, 2005

CFS-SunTech: Trends in payment status and delinquencies (managed portfolio) Payment status Historical delinquencies 12/31/1999 3/31/2000 6/30/2000 9/30/2000 12/31/2000 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 8/31/2004 Repayment 72.8 72.7 77.4 78.8 79.1 78.3 78.8 79.2 79 79.5 80 80.4 80.9 80 80.9 81.5 83.2 82.7 83.4 83.4 Deferment 8.4 9.2 6.8 6.6 6.6 7.5 7.3 7.9 7.8 9 8.9 9.3 9.3 10.1 9.7 10.2 9.4 10 9.3 9.4 Forbearance 7.6 7.6 6.8 6.4 7.5 8.2 8.8 8.5 9.4 8 8 7.2 7.2 7.5 7.2 6.4 5.8 5.8 5.7 5.7 In-School 8 7.1 4.8 4.4 3.9 3.4 2.4 2.2 2.1 1.8 1.4 1.3 1.1 1.1 0.8 0.7 0.6 0.5 0.4 0.43 Grace 1.9 1.9 2.2 2 1 0.8 1 0.9 0.4 0.4 0.5 0.5 0.3 0.1 0.3 0.3 0.1 0.2 0.2 0.17 Claim 1.3 1.5 2 1.8 1.1 1.8 1.7 1.3 1.3 1.3 1.2 1.2 1.3 1.1 1.1 0.9 0.8 0.8 0.9 0.89 Source: CFS-SunTech, quarterly data thru 9/30/04 (based on Borrowers) Source: CFS-SunTech, quarterly data thru 9/30/04 Note: Servicer cannot file a claim until 270+ days past due. After 270 days, loan enters claim status

CFS portfolio deferment and forbearance rates CFS portfolio: Trends in deferments and forbearances Source: CFS-SunTech, Fitch Ratings 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/4/2004 CFS-ST deferments (% of pool) 0.093 0.089 0.075 0.078 0.093 0.103 0.098 0.093 0.091 0.101 0.101 0.103 0.105 0.097 0.098 0.095 0.102 0.113 0.104 0.094 0.095 CFS-ST forbearances (% of pool) 0.084 0.08 0.054 0.057 0.072 0.071 0.068 0.072 0.071 0.075 0.075 0.071 0.073 0.072 0.061 0.06 0.064 0.068 0.061 0.058 0.061 Fitch index: Deferments 0.11153 0.12308 0.12308 0.12308 0.11828 0.11828 0.11828 0.12611 0.12611 0.12611 0.11289 0.11289 0.11289 0.12872 0.12872 0.12872 0.12008 0.12008 0.12008 0.12396 0.12396 Fitch index: Forbearances 0.17101 0.17171 0.17171 0.17171 0.16781 0.16781 0.16781 0.16364 0.16364 0.16364 0.16583 0.16583 0.16583 0.17206 0.17206 0.17206 0.17573 0.17573 0.17573 0.15729 0.15729

Claims Reject Rates 2000 2001 2002 2003 9/30/2004 SunTech 0.0002 0.0015 0.0013 0.0004 0.0001 Competitor 0.0032 0.0026 0.0024 0.0033 0.0024 INITIAL claims rejects Source: CFS-SunTech, competitor website 2000 2001 2002 2003 9/30/2004 SunTech 0 0 0 0.0002 0.0001 Competitor 0.0006 0.0005 0.0005 0.0007 0.0005 FINAL claims rejects Source: CFS-SunTech, competitor website *Per competitor - "% represents expected net claims rate" CFS acquired SunTech in April 2003

Relative Value Analysis

- Name diversification and improving liquidity
  - CFS is currently a leader in the consolidation loan business
  - Growth in CFS' portfolio results in CFS being a regular issuer
- Entire pool consists of U.S. Government guaranteed FFELP consolidation loans
- Strong servicing platform via SunTech
  - 7th largest servicer of FFELP loans
  - Servicing clients include Citigroup, Educaid, MHEAC, Brazos
  - Low claims filings and de minimis net claim reject rates
  - First Moody's SQ1 rated servicer in student loan business
  - Second to receive DOE EP recognition
- Improved enhancement levels demonstrate strength of CFS program

	CFS 04-A	CFS 05-A		SLM	NSLT	SLC
Class B Size	5.00%	4.00%		3.00%	3.00%	3.00%
Reserve Fund	0.75%	0.50%	vs.	0.25%	0.25%	0.25%
Class B Ratings	A2/A	Aa1/A+/AA+		Aa1/AA/AA+	Aa1/AA/AA+	Aa1/AA/AA+

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Fundings Outstanding Facility Funding Issue Date Underwriters Securities 2001 ELT Series 1: $527M Series 2: $500M Dec. '01 July '02 UBS ARC 2003-A $839M Feb. '03 Citi, UBS FRN (53%) ARN (47%) 2003-B $1,036M Nov. '03 BofA, JPM FRN (48%) ARN (52%) 2004-A $1,113M April '04 Citi, JPM FRN (85%) ARN (15%) 2005-A $1,400M Feb. '05 BofA, Citi FRN (100%) Warehouse $1,000M (commitment) July '03 Citi, JPM CP Facility Revolver $30M Nov. '03 Private / BofA, JPM LIBOR Public 144A

Weighted Seasoning of Trusts vs. Age of Trust (as of 12/31/04) Age of Trust Weighted Seasoning of Loans in Trusts Weighted Seasoning of Loans in Trusts

All Trusts (as of 12/31/04) Payment Status as % of Loans based on Seasoning in Trust Seasoning of Loans Seasoning of Loans

Collegiate Funding Services Education Loan Trust 2005-A Transaction Structure Transaction Structure Transaction Structure Transaction Structure Transaction Structure Transaction Structure Transaction Structure Class Size (in thousands) Rating (M/S&P/F) Average Life (@ 100% CLR*) Interest Rate (to 3mL) Payment Window Legal Final A-1 $330,000 Aaa/AAA/AAA 3.00 + 2 bps 1 - 58 Sept 2014 A-2 422,000 Aaa/AAA/AAA 7.50 + 9 bps 58 - 115 Dec 2021 A-3 310,000 Aaa/AAA/AAA 11.93 + 13 bps 115 - 169 Mar 2027 A-4 282,000 Aaa/AAA/AAA 17.09 + 20 bps 169 - 214 Mar 2035 B 56,000 Aa1/A+/AA+ 12.02 + 30 bps 70 - 214 Dec 2037 Total $1,400,000 *Consolidation loan prepayment ramp. Priced to 10% Clean-up Call; Settled on 2/16/05. 100% FFELP consolidation loan collateral